Household Finance Corporation
Household Revolving Home Equity Loan
Revolving Home Equity Loan Asset Backed Certificates - Series 1996-1
P & S Agreement Date: May 1, 1996
Original Settlement Date: May 23, 1996
Series Number of Class A-1 Certificates: 441919AJ6
Series Number of Class A-2 Certificates: N/A
Original Sale Balance: $819,278,000

Distribution Date:	20-May-02
Determination Date:	17-May-02
Month:	72

Certificate Information

Servicer Certificate (Page 1 of 4)
Distribution Date:	5/20/02

Investor Certificateholder Floating Allocation Percentage	84.35%
Investor Certificateholder Fixed Allocation Percentage	97.37%

Aggregate Amount of Collections	4,585,356.18
Aggregate Amount of Interest Collections	1,254,136.21
Aggregate Amount of Principal Collections	3,331,219.97

Class A Interest Collections	1,057,891.01
Class A Principal Collections	3,212,660.04
Seller Interest Collections	196,245.20
Seller Principal Collections	118,559.93

Weighted Average Loan Rate	11.10%
Net Loan Rate	10.10%

Weighted Average Maximum Loan Rate	18.52%

Class A-1 Certificate Rate	2.06%
Maximum Investor Certificate Rate	10.10%
Class A-1 Certificate Interest Distributed	159,400.76
Class A-1 Investor Certificate Interest Shortfall before Draw	0.00
Unpaid Class A-1 Certificate Interest Shortfall Received	0.00
Unpaid Class A-1 Certificate Interest Shortfall Remaining	0.00
Unpaid Class A-1 Carryover Interest Amount	0.00

Class A-2 Certificate Rate	0
Maximum Investor Certificate Rate	0.101038
Class A-2 Certificate Interest Distributed	0
Class A-2 Investor Certificate Interest Shortfall before Policy Draw	0
Unpaid Class A-2 Certificate Interest Shortfall Received	0
Unpaid Class A-2 Certificate Interest Shortfall Remaining	0
Unpaid Class A-2 Carryover Interest Amount	0

Maximum Principal Dist. Amount (MPDA)	3,243,608.88
Alternative Principal Dist. Amount (APDA)	3,212,660.04
Rapid Amortization Period? (Y1, N0)	0.00
Scheduled Principal Distribution Amount (SPDA)	3,212,660.04

Principal allocable to Class A-1	3,212,660.04
Principal allocable to Class A-2	0
SPDA deposited to Funding Account	0.00
Subsequent Funding Mortgage Loans Purchased in Period	0
Cumulative Subsequent Funding Mortgage Loans Purchased	100,781,997.58

Accelerated Principal Distribution Amount	0.00

APDA allocable to Class A-1	0.00
APDA allocable to Class A-2	0

Reimbursement to Credit Enhancer	0.00

Net Yield Trigger Calculation (Insurance Agreement) Monthly	8.47%
Net Yield Trigger Calculation (Insurance Agreement) 3 month avg	7.63%
Spread Trigger hit?	No

Reduction in Certificate Principal Balance
due to Current Class A-1 Liquidation Loss Amount	79,675.78
Reduction in Certificate Principal Balance
due to Current Class A-2 Liquidation Loss Amount	0
Cumulative Investor Liquidation Loss Amount	79,675.78

Servicer Certificate (Page 2 of 4)
Distribution Date:	5/20/02

Total Principal allocable to A-1	3,292,335.82
Total Principal allocable to A-2	0

Beginning Class A-1 Certificate Principal Balance	99,608,184.36
Beginning Class A-2 Certificate Principal Balance	0
Ending Class A-1 Certificate Principal Balance	96,315,848.54
Ending Class A-2 Certificate Principal Balance	0

Class A-1 Factor	0.117561864
Class A-2 Factor	0
Pool Factor (PF)	0.117561864

Retransfer Deposit Amount (non 2.07 transfers)	0.00
Servicing Fees Distributed	86,508.01
Beg. Accrued and Unpaid Inv. Servicing Fees	0.00
Accrued and Unpaid Inv. Servicing Fees Recv'd	0.00
End. Accrued and Unpaid Inv. Servicing Fees	0.00

Number of Mortgage Loans Retransferred pursuant to 2.07	0
Cumulative Number of Mortgage Loans Retransferred pursuant to 2.07	0
Mortgage Loans Retransferred pursuant to 2.07 ($)	0.00
Cumulative Mortgage Loans Retransferred pursuant to 2.07 ($)	0.00

Current Investor Net Realized Loss	79,675.78
Investor Loss Reduction Amount	0.00

Beginning Pool Balance	123,066,924.55
Ending Pool Balance	119,759,502.21
Beginning Invested Amount	103,809,611.36
Ending Invested Amount	100,517,275.54
Beginning Seller Principal Balance	19,257,313.19
Ending Seller Principal Balance	19,242,226.67
Additional Balances	118,559.93

Beginning Funding Account Balance	0.00
Ending Funding Account Balance	0.00
Ending Funding Account Balance % (before any purchase of Subsequent Loans or release to Certs.)	0.00%
Ending Funding Account Balance % (after purchase of Subsequent Loans or release to Certs.)	0.00%
Principal Balance of Subsequent Funding Loans Purchased in Period	$0.00
Principal Collections to purchase Additional Balances and/or paid to Cert.	$0.00

Excess Funding Amount	$0.00

Beginning Pre-Funding Account Balance	0
Ending Pre-Funding Account Balance	0
Pre-Funding Earnings	0

Beginning Capitalized Interest Account	0
Capital Interest Requirement (Transferred to Collection Account)	0
Ending Capitalized Interest Account	0

Beginning Spread Account Balance	2,100,714.00
Ending Spread Account Balance	2,100,714.00

Beginning Seller Interest	15.65%
Ending Seller's Interest	16.07%

Delinquency & REO Status
30 - 59 days
No. of Accounts	238
Trust Balance	8,021,060.92
Servicer Certificate (Page 3 of 4)
Distribution Date:	05/20/02

60 - 89 days
No. of Accounts	56
Trust Balance	1,929,829.64
90+ days
No. of Accounts	138
Trust Balance	3,094,205.18
270+ days
No. of Accounts	79
Trust Balance	1,548,544.08
REO
No. of Accounts	14
Trust Balance	525,605.24

Rapid Amortization Event ?	No
Failure to make payment within 5 Business Days of Required Date ?	No
Failure to perform covenant relating to Trust's Security Interest ?	No
Failure to perform other covenants as described in the Agreement ?	No
Breach of Representation or Warranty ?	No
Bankruptcy, Insolvency or Receivership relating to Seller ?	No
Subject to Investment Company Act of 1940 Regulation ?	No
Servicing Termination ?	No
Aggregate of Credit Enhancement Draw Amounts exceed 1% of the Cut-off Balance and Pre-Funded Amount	No

Event of Default ?	No
Failure by Servicer to make payment within 5 Bus. Days of Required Date ?	No
Failure by Servicer to perform covenant relating to Trust's Security Interest ?	No
Failure by Servicer to perform other covenants as described in the Agreement?	No
Bankruptcy, Insolvency or Receivership relating to Master Servicer ?	No
Trigger Event ?	No

Policy Fee Distributed to Credit Enhancer (Paid directly from HFC)	N/A
Premium Distributed to Credit Enhancer	0.00
Amount Distributed to Seller	314,805.13
Master Servicer Credit Facility Amount	0.00
Guaranteed Principal Distribution Amount	0.00
Credit Enhancement Draw Amount	0.00
Spread Account Draw Amount	0.00
Capitalized Interest Account Draw	0
Amount re-imbursed to Credit Enhancer (5.01(a)(vi))	0
Amount paid to Trustee	0
Cumulative Draw under Policy	0
Net Yield	8.47%

Total Available Funds
Aggregate Amount of Collections	4,585,356.18
Deposit for principal not used to purchase subsequent loans	0
Interest Earnings on the Pre-Funding Account	0
Deposit from Capitalized Interest Account	0
Total	4,585,356.18

Servicer Certificate (Page 4 of 4)
Distribution Date:	5/20/02

Application of Available Funds
Servicing Fee	86,508.01
Principal and Interest to Class A-1	3,451,736.58
Principal and Interest to Class A-2	0
Seller's portion of Principal and Interest	314,805.13
Funds deposited into Funding Account (Net)	0.00
Funds deposited into Spread Account	0.00
Excess funds released to Seller	732,306.46
Total	4,585,356.18

OFFICERS'S CERTIFICATE
All computations reflected in this Servicer Certificate were made in conformity with the Pooling and Servicing Agreement.

The attached Servicing Certificate is true and correct in all material respects.

A Servicing Officer

Statement to Certificateholders (Page 1 of 2)

Distribution Date:	5/20/02

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000)

Class A Certificateholder Floating Allocation Percentage	84.35%
Class A Certificateholder Fixed Allocation Percentage	97.37%

Beginning Class A-1 Certificate Balance	99,608,184.36
Beginning Class A-2 Certificate Balance	0

Class A-1 Certificate Rate	2.06%
Class A-2 Certificate Rate	0
Class A-1 Certificate Interest Distributed	0.194562481
Class A-2 Certificate Interest Distributed	0
Class A-1 Certificate Interest Shortfall Distributed	0
Class A-2 Certificate Interest Shortfall Distributed	0
Remaining Unpaid Class A-1 Certificate Interest Shortfall	0
Remaining Unpaid Class A-2 Certificate Interest Shortfall	0

Rapid Amortization Event ?	No
Class A-1 Certificate Principal Distributed	4.018581995
Class A-2 Certificate Principal Distributed	0
Maximum Principal Distribution Amount	3.95910653
Scheduled Principal Distribution Amount (SPDA)	3.921330781
Accelerated Principal Distribution Amount	0
Aggregate Investor Liquidation Loss Amount Distributed	0.097251214
Total Amount Distributed to Certificateholders
4.213144476

Principal Collections deposited into Funding Account	0.00
Ending Funding Account Balance	0.00

Ending Class A-1 Certificate Balance	96,315,848.54
Ending Class A-2 Certificate Balance	0

Class A-1 Factor	0.117561864
Class A-2 Factor	0
Pool Factor (PF)	0.117561864

Unreimbursed Liquidation Loss Amount	0
Accrued Interest on Unreimbursed Liquidation Loss Amount	0
Accrued & Unpaid Interest on Unreimbursed Liquidation Loss Amount	0

Class A Servicing Fee	86,508.01

Beginning Invested Amount	103,809,611.36
Ending Invested Amount	100,517,275.54
Beginning Pool Balance	123,066,924.55
Ending Pool Balance	119,759,502.21

Spread Account Draw Amount	0.00
Credit Enhancement Draw Amount	0.00

Statement to Certificateholders (Page 2 of 2)

Distribution Date:	05/20/02

DELINQUENCY & REO STATUS

30 - 59 days
No. of Accounts	238
Trust Balance	8,021,060.92

60 - 89 days
No. of Accounts	56
Trust Balance	1,929,829.64

90+ days
No. of Accounts	138
Trust Balance	3,094,205.18

REO
No. of Accounts	14
Trust Balance	525,605.24

Current Net Realized Loss	94,456.12

Class A-1 Certificate Rate for Next Distribution Date	To be updated
Class A-2 Certificate Rate for Next Distribution Date	To be updated

Amount of any Draws on the Policy	0.00

Subsequent Mortgage Loans
No. of Accounts	0.00
Trust Balance	0.00
Cumulative No. of Accounts	3249
Cumulative Trust Balance	100,781,997.58

Retransferred Mortgage Loans pursuant to 2.07
Number of Mortgage Loans Retransferred pursuant to 2.07	0
Cumulative Number of Mortgage Loans Retransferred pursuant to 2.07	0
Mortgage Loans Retransferred pursuant to 2.07 ($)	0.00
Cumulative Mortgage Loans Retransferred pursuant to 2.07 ($)	0.00

Pre-Funded Amount (Ending)	0

Subsequent Pre-Funding Mortgage Loans
No. of Accounts	0
Trust Balance	0

Capitalized Interest Account (Ending)	0

Earnings on the Pre-Funding Account	0